UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4626

 THE CASCADES TRUST
(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/15

Date of reporting period: 3/31/15

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS

Annual Report March 31, 2015

Aquila Tax-Free Trust of Oregon “Aquila’s Guiding Principles” Serving Oregon investors since 1986

May, 2015

Dear Fellow Shareholder:

     As you may know, Aquila Management Corporation celebrated its 30th anniversary this past year.

     Back in 1984 when we were investigating whether or not it made sense to launch the first in a series of single-state tax-free municipal bond funds, we didn’t have much of a road map to follow. We knew that if we went ahead, we would be creating the first fund of its kind in Hawaii (where we launched the initial Aquila single-state municipal bond fund) and one of only a few dozen such funds in the entire country. And, we knew that in order to be successful in launching such a fund, it would have to be top notch – a product in which both we and the people of the state could be proud.

     So, we spent a lot of time listening to potential investors and their financial advisers – learning what fund features and concerns were utmost in their minds. That first fund and each of the tax-free bond funds that we launched subsequently, such as Aquila Tax-Free Trust of Oregon, was truly designed with you, our shareholders, in mind.

     As the funds have matured, so has our game plan – over time, we have made a concerted effort to sharpen, clearly define and communicate just who Aquila is and what we stand for. Our long-standing philosophy has been formalized into a set of four guiding principles. These are:

Manage Conservatively – most people are more sensitive to potential investment losses than they are eager for outsized gains. We seek to manage our bond funds accordingly.

     Since we strive to preserve the value of shareholder assets, investment quality is critical to our investment strategy. We focus on the source and reliability of revenue and income streams, issuer management teams and the financial decisions they make, as well as the discipline those issuers apply to executing their strategic and budgeting plans. Through our security selection processes, we seek to pursue the funds’ objectives while attempting to limit risk.

     Our investment strategy with our municipal bond funds also focuses upon intermediate maturities in order to limit volatility with any change in interest rates.

NOT A PART OF THE ANNUAL REPORT

     Focus On What We Know Best – our core investment skill is finding securities that we believe have a sound basis for investment. With our municipal bond funds, we do this through research conducted by locally-based municipal bond teams.

     We have never tried to be all things to all people. We know that our municipal bond fund shareholder base is comprised of individuals seeking capital preservation, tax-free income and stability.

     Put Customers First – the money we manage belongs to those who entrust it to us. We view every interaction with investors and advisors as an opportunity to strengthen a relationship. Since day one, we have said that it is your money, invested in projects in your communities and state.

     Know What’s Important – we measure success by how well we meet expectations. By working to satisfy our shareholders, the success of our business will follow.

     We are very proud of the fact that, in continuing to focus upon these four guiding principles, Aquila Tax-Free Trust of Oregon, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have, in our view, served thousands of residents and local projects well over the years.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

National

     For 2014, both U.S. equity and fixed income markets produced positive returns. The Federal Reserve (the “Fed”) completed its tapering program in October, unwinding the third leg of its quantitative easing program. Furthermore, international equity and bond markets produced negative returns for 2014 as overseas markets continued to struggle to find positive economic footing and were hampered by the strengthening U.S. dollar. Increased volatility in the final quarter of 2014 and first quarter of 2015 have kept both equity and fixed income markets a bit off balance as market participants wonder when the Fed is going to raise rates. Although U.S. interest rates continue to be low, relative to our major trading partners U.S. interest rates remain high. An aging population argues for a larger allocation to bonds, or fixed income investments, as retirees realign financial priorities in favor of safety over growth. The key term is income in this situation, and with yields of less than 1% on Treasury bills, the premium required to encourage investors to move out on the yield curve becomes smaller, hence the flattening of the yield curve.

     First quarter growth is expected to be soft, following a winter of severe weather that slowed manufacturing and production combined with the continued fall in oil prices and a dockworkers strike on the West coast. Inflation is likely to remain low due to slow wage growth and recent declines in energy costs. The strongest economic influence has been the growth in jobs. The March, 2015 employment report was disappointing, with gains of just 126,000 jobs, well short of economists’ expectations and the weakest growth since December 2013.

     Home prices rose roughly 4% in January 2015, according to the March 31, 2015 Case-Shiller 20-city index. Furthermore, residential investment shows promise, with permits up 8% over the first quarter. Currently, the average household spends 15% of gross income on mortgage payments while renters allocate an average of 30%. As leases expire and workers become more confident about financial conditions, we anticipate acceleration in first time home buying. Of course, this assumes the Federal Reserve will maintain an accommodative policy stance, which in turn, will keep financing rates low.

National Municipal Market

     Overall municipal issuance has been relatively low over the past year, despite a recent increase in issuance. A combination of reduced supply, higher tax rates, resolution of the Detroit bankruptcy, with Puerto Rico still attempting to resolve its fiscal challenges, have collectively renewed demand for the municipal sector. However, the municipal bond market has been slow to bounce back, despite compelling tax-equivalent yields.

1 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

     Nevertheless, municipal bonds remain attractive relative to U.S. Treasury and government agency securities. The Municipal/Treasury ratio (the yield on AAA-rated municipal bonds relative to the yield on a U.S. Treasury of similar maturity) remained near or higher than 100% for most of the fiscal year. As of March 31, 2015, the ratios stood at 90%, 102%, 109%, 112% and 110% for the 5, 10, 15, 20 and 30 year comparisons, respectively. Thus, tax-exempt yields continue to exceed the yields of most taxable U.S. Treasury yields.

     The year over year changes in the municipal yield curve, as of March 31, 2015, had the short end increasing 22 basis points (“bp,” a basis point is 1/100th of 1%) from 0.32% to 0.54%, while 30 year municipal rates decreased 128 bp from 4.22% to 2.94%. Short rates remain low, but have increased due to the ongoing demand for short term bonds and market expectations of a possible Fed rate increase. On the longer end of the yield curve, municipal rates decreased due to the positive but slow performance in the domestic economy, slower global growth and a strengthening U.S. dollar.

Local Municipal Market

     Much like the national economy, activity has improved across the State of Oregon. In March, Oregon’s unemployment rate fell below the U.S. rate for the first time since 1996, dropping to 5.4%. Oregon’s job growth, over the past year, has not been limited to the Portland metropolitan area with job gains accelerating across the State as the recovery spreads to become more broad-based. Furthermore, over the last quarter of 2014, employment grew by a total of 24,300 jobs, which is the largest three month gain since comparable records began in 1990. By industry, recent job gains have been broadly based with each of the major industries posting job gains and retail trade and government adding the most jobs. By region, the economic expansion has accelerated among the state’s second tier metropolitan areas, including Bend, Corvallis, Eugene, Medford, and Salem, which are now growing faster than Portland.

     Although employment news in Oregon is generally encouraging, residential home building remains somewhat disappointing across most of the state, despite generally solid home sales. In November, only the Portland metro area saw a positive contribution from housing permits. More recently, the strength and durability of the housing market recovery has been called into question due to low inventory, which is not keeping up with demand. March 2015 data from the Regional Multiple Listing Service indicates that the Portland area housing inventory has hit its lowest level since 2005. However, as a result, home prices are rising.

     At the State level, recent data from the Office of Economic Analysis suggests that 2013-15 biennial tax collections will wind up near or above the 2% personal income tax kicker threshold. The optimism is largely due to an increasingly strong outlook for April 2015 tax payments, combined with revenue increases enacted during the 2013 Special Session. The State’s constitutional “kicker” provisions require the return of surplus revenues to taxpayers if collections are 2% or more than the close of session amount. Should the State cross the threshold, most of the reduction in 2015-17 income tax collections due to the kicker will be offset by larger balances heading into the biennium together with improved prospects for the regional economy over the next two years. However, as of April 15, 2015, only about 25% of households have filed final tax payments which means that we will need to wait until May to make a more accurate assessment.

2 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

     The November election is often revealing of upcoming bond issuance. For the November 2014 election, 13 bond measures were approved with a combined par amount of $483.8 million. By comparison 2013 witnessed only 7 measures approved with a combined par amount of $96 million. Approved measures included a variety of issuers and purposes ranging from park districts making facilities improvements to street improvements for cities.

     Overall, tax-exempt municipal bond issuance in Oregon has increased significantly on a year-to-date basis versus 2014 with issuance already 6% above the amount issued during all of 2014. The State continues to have a large impact on issuance, accounting for 53% of issuance for the year through April 16, 2015 versus 53.5% in 2014. The majority of bonds sold by local governments continue to be from school districts, largely due to general obligation bonds approved by voters last November. Non-State issuance, which includes the Port of Portland, fire districts, park and recreation districts, cities and water and sanitary districts, collectively accounts for less than 10% of total year-to-date issuance.

     Recently approved pension legislation has had a dramatic impact on funding levels of State of Oregon Public Employees Retirement System (“PERS”). As a result of legislative reforms and strong investment returns, the PERS unfunded liability is estimated at $8.5 billion compared to $16.3 billion in 2011. However, through our credit research we have noted distinct differences in the levels of pension contributions by issuers. We remain concerned about the relatively high contribution levels many issuers face, and as a result, our credit research includes a review of each issuer’s pension exposure. In addition, we maintain a focus on Oregon healthcare issuers and have placed them under close scrutiny as hospitals continue to face cost challenges and the uncertain impact of the Affordable Care Act.

Trust Performarce

     The total return for the Trust’s A share class based on net asset value (“NAV”), without sales charge, was 5.80% for the year ended March 31, 2015. This compares favorably with the Barclays Capital Quality Intermediate Index (the “Index”), which returned 4.25% for the same period. Portfolio factors that contributed to slightly unfavorable Index comparisons were higher exposure to pre-refunded bonds, higher average credit quality, and higher exposure to school district bonds. Characteristics that provided favorable comparisons to the Index included a slightly longer average maturity, a larger commitment to the health care sector, a higher average coupon and higher exposure to bonds callable in 6 years or less.

Trust Strategy

     The Trust’s portfolio characteristics have become slightly more defensive during 2015 with the weighted average maturity declining to 9.1 years and modified duration to 4.2 years. Credit quality has remained very high with over 80% of the portfolio rated AA or higher. Tight supply and declining interest rates have pushed down interest rates on longer maturity, lower quality bonds as investors have stretched for yield to meet their income requirements. We contend that now is not the time to add additional risk to fixed income portfolios as we approach a cyclical low in interest rates and the compensation for risk has declined. While it is likely that the Federal Reserve will begin to raise short term interest rates sometime in the second half of this year, the market has anticipated this event and it should not be a major disruption. We do not expect a sharp rise in interest rates this year, but rather a slight upward bias in shorter maturities driven by Federal Reserve activities. This could allow us to take advantage of higher yields by replacing some securities that we purchased during the very low interest rate environment of the past 2 years.

3 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

     The Trust currently benefits from legacy holdings purchased in higher interest rate environments. These high quality, liquid securities provide an attractive current yield for our shareholders as well as offering the flexibility to reinvest in higher yielding bonds should interest rates rise. We intend to continue our defensive investment strategy by striving to maintain an intermediate average portfolio maturity, emphasizing investment grade credit quality, and a balanced exposure to callable bonds. Furthermore, we intend to continue to perform in-depth credit research on all portfolio holdings, as we believe it is critical during the current rapidly changing economic environment.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

If interest rates fall, an issuer may exercise its right to prepay its securities, and the Trust could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

4 | Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon for the 10-year period ended March 31, 2015 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2015
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 6/16/86
With Maximum Sales Charge	1.56%	3.45%	3.69%	5.38%
Without Sales Charge	5.80	4.29	4.11	5.53
Class C since 4/5/96
With CDSC**	3.89	3.41	3.23	3.82
Without CDSC	4.91	3.41	3.23	3.82
Class Y since 4/5/96
No Sales Charge	5.97	4.45	4.27	4.86
Barclays Capital Index	4.25	4.05	4.42	5.41	* (Class A)
				4.85	(Class C & Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* From commencement of the index on 1/1/87.
** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the
Shareholders of Aquila Tax-Free Trust of Oregon:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Trust of Oregon as of March 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the six month period ended March 31, 2013 and each of the three years in the period ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Trust of Oregon as of March 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

6 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (51.0%)	(unaudited)	Value

	City & County (4.0%)
	Bend, Oregon
$2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$2,764,967
	Canby, Oregon
1,405,000	4.000%, 12/01/24 AGMC Insured	A2/NR/NR	1,546,231
1,060,000	5.000%, 06/01/27	A2/NR/NR	1,237,200
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aa2/NR/NR	1,264,730
	Clackamas County, Oregon Tax
	Allocation
705,000	6.500%, 05/01/20	NR/NR/NR*	718,127
	Hillsboro, Oregon
380,000	3.500%, 06/01/15 Series B	Aa3/NR/NR	382,082
390,000	3.500%, 06/01/16 Series B	Aa3/NR/NR	404,348
345,000	3.500%, 06/01/17 Series B	Aa3/NR/NR	359,335
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A2/NR/NR	1,252,745
	Portland, Oregon Public Safety
2,130,000	4.125%, 06/01/26 Series A	Aaa/NR/NR	2,310,347
	Portland, Oregon Limited Tax,
	Improvement
730,000	4.000%, 06/01/22 Series A	Aa1/NR/NR	748,396
1,660,000	4.000%, 06/01/24 Series A	Aa1/NR/NR	1,913,880
	Redmond, Oregon Refunding
735,000	5.000%, 06/01/23 Series A	A1/NR/NR	870,497
	City of Salem, Oregon
1,585,000	4.000%, 06/01/17	NR/AA/NR	1,684,950
1,750,000	5.000%, 06/01/29	NR/AA/NR	1,994,160
	Washington County, Oregon
2,465,000	5.000%, 06/01/23	Aa1/NR/NR	2,643,146
	Total City & County		22,095,141

	Community College (5.7%)
	Central Oregon Community College
	District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	2,150,200
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,545,212
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,505,600

7 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Community College (continued)
	Chemeketa, Oregon Community
	College District
$1,010,000	5.500%, 06/15/24 (pre-refunded)	NR/AA+/NR	$1,157,248
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,476,800
1,235,000	5.000%, 06/15/25 (pre-refunded)	NR/AA+/NR	1,395,612
1,540,000	5.000%, 06/15/26 (pre-refunded)	NR/AA+/NR	1,740,277
	Clackamas, Oregon Community
	College District
1,535,000	5.000%, 05/01/25 NPFG Insured	Aa3/AA/NR	1,608,465
	Columbia Gorge, Oregon
	Community College District,
	Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,118,390
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	2,210,723
	Linn Benton, Oregon Community
	College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,854,248
	Oregon Coast Community College
	District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	2,114,831
	Portland, Oregon Community
	College District
7,915,000	5.000%, 06/15/28	Aa1/AA/NR	8,991,282
	Total Community College		31,868,888

	Higher Education (2.6%)
	Oregon State Higher Education
1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	1,251,960
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	2,212,948
	Oregon State, Oregon University
	System
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,335,697
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,316,683
	Oregon State, Oregon University
	System Projects
2,365,000	4.000%, 08/01/26 Series H	Aa1/AA+/AA+	2,591,401

8 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	State of Oregon Board of Higher
	Education
$820,000	zero coupon, 08/01/16	Aa1/AA+/AA+	$815,047
1,125,000	5.000%, 08/01/21 Series A
	(pre-refunded)	NR/NR/NR*	1,142,606
875,000	5.000%, 08/01/21 Series A
	(pre-refunded)	Aa1/AA+/NR	888,493
500,000	5.750%, 08/01/29 Series A
	(pre-refunded)	Aa1/AA+/NR	578,960
1,000,000	5.000%, 08/01/34 (pre-refunded)	Aa1/AA+/AA+	1,133,400
1,000,000	5.000%, 08/01/38 (pre-refunded)	Aa1/AA+/AA+	1,133,400
	Total Higher Education		14,400,595

	Housing (0.2%)
	State of Oregon Veterans’ Welfare
550,000	4.800%, 12/01/22	Aa1/AA+/AA+	577,517
400,000	4.900%, 12/01/26	Aa1/AA+/AA+	418,700
	Total Housing		996,217

	School District (27.7%)
	Clackamas County, Oregon School
	District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	3,022,589
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,833,780
8,000,000	5.000%, 06/15/27 AGMC Insured
	Series B (pre-refunded)	Aa1/AA+/NR	8,764,400
9,250,000	5.000%, 06/15/29 AGMC Insured
	(pre-refunded)	Aa1/AA+/NR	10,133,837
	Clackamas County, Oregon School
	District #46 (Oregon Trail)
1,000,000	5.000%, 06/15/22	NR/AA+/NR	1,156,650
1,865,000	5.000%, 06/15/28 Series A	NR/AA+/NR	2,134,082
1,800,000	5.000%, 06/15/29 Series A	NR/AA+/NR	2,052,612
2,000,000	4.500%, 06/15/30 AGMC Insured
	(pre-refunded)	Aa1/AA+/NR	2,169,280
2,000,000	5.000%, 06/15/32 Series A	NR/AA+/NR	2,267,620
3,780,000	4.750%, 06/15/32 Series A	NR/AA+/NR	4,215,229
	Clackamas County, Oregon School
	District #62 (Oregon City)
1,000,000	5.000%, 06/01/29 MAC Insured	A1/AA/NR	1,170,480

9 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Clackamas County, Oregon School
	District #86 (Canby)
$1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	$2,152,008
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,320,534
	Clackamas & Washington Counties,
	Oregon School District No. 3JT
	(West Linn-Wilsonville)
1,110,000	5.000%, 06/15/26 (pre-refunded)	Aa1/AA+/NR	1,284,214
2,850,000	5.000%, 06/15/27 (pre-refunded)	Aa1/AA+/NR	3,297,307
2,000,000	4.500%, 06/15/29 (pre-refunded)	Aa1/AA+/NR	2,273,040
1,965,000	5.000%, 06/15/30 (pre-refunded)	Aa1/AA+/NR	2,273,407
3,000,000	5.000%, 06/15/33 (pre-refunded)	Aa1/AA+/NR	3,470,850
500,000	5.000%, 06/15/34 (pre-refunded)	Aa1/AA+/NR	578,475
	Columbia County, Oregon School
	District #502
2,070,000	zero coupon, 06/01/15 NPFG/ FGIC
	Insured	Aa3/AA-/NR	2,067,247
	Columbia & Washington Counties,
	Oregon School District #47J
	(Vernonia)
3,430,000	5.00%, 06/15/27	NR/AA+/NR	4,038,653
	Deschutes County, Oregon School
	District #6 (Sisters)
1,735,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	2,011,889
1,030,000	5.250%, 06/15/21 AGMC Insured	A2/AA+/NR	1,246,969
	Deschutes and Jefferson Counties,
	Oregon School District #02J
	(Redmond)
80,000	5.000%, 06/15/21 NPFG/ FGIC
	Insured	Aa1/NR/NR	80,305
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	849,212
5,000,000	6.000%, 06/15/31 (pre-refunded)	Aa1/NR/NR	5,799,050
	Hood River County, Oregon School
	District Refunding
385,000	3.000%, 06/15/15	NR/AA+/NR	387,141
250,000	4.000%, 06/15/16	NR/AA+/NR	259,315
	Jackson County, Oregon School
	District #9 (Eagle Point)
2,080,000	5.500%, 06/15/15 NPFG Insured	Aa1/NR/NR	2,10 1,986
1,445,000	5.500%, 06/15/16 NPFG Insured	Aa1/NR/NR	1,532,509

10 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Jackson County, Oregon School
	District #549C (Medford)
$1,000,000	4.625%, 06/15/27 (pre-refunded)	Aa1/AA+/NR	$1,116,560
2,000,000	4.750%, 12/15/29 AGMC Insured
	(pre-refunded)	Aa1/AA+/NR	2,211,700
1,000,000	5.000%, 06/15/33 (pre-refunded)	Aa1/AA+/NR	1,128,350
	Jefferson County, Oregon School
	District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,687,672
	Klamath County, Oregon School
	District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,499,600
	Lane County, Oregon School
	District #4J (Eugene) Refunding
1,000,000	5.000%, 07/01/15	Aa1/NR/NR	1,011,520
1,130,000	4.000%, 06/15/23	Aa1/NR/NR	1,256,097
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	3,246,349
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	5,665,680
	Lane County, Oregon School
	District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,247,120
875,000	5.000%, 06/15/27	Aa1/AA+/NR	1,069,819
3,425,000	zero coupon, 06/15/29 AGMC
	Insured (pre-refunded)	Aa1/NR/NR	1,930,707
	Lincoln County, Oregon School
	District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,612,735
	Marion & Clackamas Counties,
	Oregon School District #4J
	(Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,538,939
	Morrow County, Oregon School
	District #1
1,710,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	1,992,800
	Multnomah County, Oregon School
	District #7 (Reynolds) Refunding
1,165,000	5.000%, 06/01/29	Aa3/NR/NR	1,350,759
	Multnomah County, Oregon School
	District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,787,805

11 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Multnomah and Clackamas Counties,
	Oregon School District #10
	(Gresham-Barlow)
$4,275,000	5.250%, 06/15/19 AGMC Insured	Aa1/AA+/NR	$4,961,052
	Multnomah and Clackamas Counties,
	Oregon School District #28JT
	(Centennial)
2,680,000	5.250%, 12/15/18 AGMC Insured	Aa1/NR/NR	3,034,135
	Polk, Marion & Benton Counties,
	Oregon School District #13J (Central)
1,520,000	5.000%, 06/15/21 AGMC Insured
	(pre-refunded)	A2/AA+/NR	1,665,236
	Union County, Oregon School
	District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,221,650
	Wasco County, Oregon School
	District #12 (The Dalles)
1,400,000	5.500%, 06/15/17 AGMC Insured	A2/AA/NR	1,544,158
1,790,000	5.500%, 06/15/20 AGMC Insured	A2/AA/NR	2,143,865
	Washington County, Oregon School
	District #48J (Beaverton)
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,594,683
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	5,995,316
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	3,098,975
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,718,050
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,628,830
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	2,218,262
1,280,000	5.000%, 06/01/31 AGC Insured	Aa3/AA/NR	1,447,322
1,000,000	5.125%, 06/01/36 AGC Insured	Aa3/AA/NR	1,127,130
	Washington Multnomah & Yamhill
	Counties, Oregon School
	District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,724,342
	Yamhill County, Oregon School
	District #40 (McMinnville)
1,205,000	5.000%, 06/15/19 AGMC Insured
	(pre-refunded)	Aa1/NR/NR	1,320,138
1,375,000	5.000%, 06/15/22 AGMC Insured
	(pre-refunded)	Aa1/NR/NR	1,506,381
2,255,000	4.000%, 06/15/26	Aa1/NR/NR	2,525,375
	Total School Districts		153,773,782

12 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Special District (2.0%)
	Bend, Oregon Metropolitan Park &
	Recreational District
$1,430,000	4.000%, 06/01/27	Aa3/NR/NR	$1,553,180
	Metro, Oregon
1,100,000	5.000%, 06/01/18 (pre-refunded)	Aaa/AAA/NR	1,204,511
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,437,680
	Tualatin Hills, Oregon Park &
	Recreational District
1,000,000	4.250%, 06/01/24	Aa1/AA/NR	1,106,040
	Tualatin Valley, Oregon Fire & Rescue
	Rural Fire Protection District
1,235,000	4.000%, 06/01/26	Aaa/NR/NR	1,360,748
1,170,000	4.000%, 06/01/27	Aaa/NR/NR	1,285,596
	Total Special District		10,947,755

	State of Oregon (8.0%)
	Oregon State
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	933,660
	Oregon State Alternative Energy
	Project
1,255,000	4.750%, 04/01/29 Series B	Aa1/AA+/AA+	1,405,010
500,000	6.000%, 10/01/29 Series B	Aa1/AA+/AA+	584,505
	Oregon State Department of
	Administrative Services
3,270,000	5.000%, 11/01/27 Series C	Aa2/AA/AA	3,766,648
2,155,000	5.000%, 11/01/28 Series C	Aa2/AA/AA	2,474,069
5,000,000	5.125%, 05/01/33	Aa2/AA/AA	5,640,250
	Oregon State Department of
	Administrative Services
2,000,000	5.000%, 11/01/20 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	2,055,760
2,660,000	5.000%, 11/01/23 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	2,856,627
2,945,000	5.000%, 11/01/24 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	3,162,694
1,475,000	5.000%, 11/01/26 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	1,584,032
3,880,000	5.000%, 11/01/27 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	4,166,810

13 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	State of Oregon (continued)
	Oregon State Department of
	Administrative Services, Oregon
	Opportunity Refunding
$6,210,000	5.000%, 12/01/19	Aa1/AA+/AA+	$7,240,984
	Oregon State Refunding
3,000,000	5.000%, 05/01/23 Series L	Aa1/AA+/AA+	3,624,360
1,125,000	5.000%, 05/01/24 Series L	Aa1/AA+/AA+	1,347,548
	Oregon State Refunding Various
	Projects
2,125,000	4.000%, 05/01/25 Series O	Aa1/AA+/AA+	2,339,923
	Oregon State Various Projects
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,614,016
	Total State of Oregon		44,796,896

	Water & Sewer (0.8%)
	Gearheart, Oregon
1,060,000	4.500%, 03/01/26 AGMC Insured	A2/NR/NR	1,191,302
	Pacific City, Oregon Joint
	Water - Sanitary Authority
1,830,000	4.800%, 07/01/27	NR/NR/NR*	1,869,949
	Rockwood, Oregon Water Peoples
	Utility District Water Revenue
	Refunding
1,270,000	4.250%, 08/15/26	A1/NR/NR	1,398,461
	Total Water & Sewer		4,459,712
	Total General Obligation Bonds		283,338,986

	Revenue Bonds (46.9%)

	City & County (4.8%)
	Local Oregon Capital Assets Program
	COP Cottage Grove
2,375,000	5.000%, 09/15/25 Series 2013A	Baa2/NR/NR	2,626,702
	Newport, Oregon Urban Renewal
	Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	653,626
	Portland, Oregon
2,975,000	zero coupon, 06/01/15	Aa1/NR/NR	2,974,137
	Portland, Oregon Revenue
	Refunding Limited Tax, Oregon
	Convention Center
2,825,000	5.000%, 06/01/24	Aa1/NR/NR	3,356,467
4,265,000	5.000%, 06/01/27	Aa1/NR/NR	5,018,370

14 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	City & County (continued)
	Portland, Oregon Revenue Refunding
	Limited Tax
$1,000,000	4.000%, 04/01/22 Series A	Aa1/NR/NR	$1,078,650
	Portland, Oregon River District Urban
	Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	A1/NR/NR	1,919,152
1,830,000	5.000%, 06/15/23 Series B	A1/NR/NR	2,169,410
	Portland, Oregon Urban Renewal and
	Redevelopment, Refunding, North
	Macadam
1,000,000	4.000%, 06/15/25 Series B	A1/NR/NR	1,070,170
	Portland, Oregon Urban Renewal Tax
	Allocation (Interstate Corridor)
1,890,000	5.250%, 06/15/20 NPFG/ FGIC
	Insured (pre-refunded)	A1/NR/NR	1,909,184
1,810,000	5.250%, 06/15/21 NPFG/ FGIC
	Insured (pre-refunded)	A1/NR/NR	1,828,372
2,030,000	5.000%, 06/15/23 NPFG/ FGIC
	Insured (pre-refunded)	A1/NR/NR	2,049,590
	Total City & County		26,653,830

	Electric (1.9%)
	Eugene, Oregon Electric Utility
5,635,000	5.000%, 08/01/30	Aa3/AA-/A+	6,278,573
	Eugene, Oregon Electric Utility
	Refunding System
2,000,000	5.000%, 08/01/27 Series A	Aa3/AA-/A+	2,344,520
	Northern Wasco County, Oregon
	Peoples Utility District, McNary
	Dam Fishway Hydroelectric Project,
	Refunding
1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	1,856,400
	Total Electric		10,479,493

	Higher Education (6.4%)
	Forest Grove, Oregon
	(Pacific University)
4,000,000	5.000%, 05/01/22 Radian Insured	NR/BBB/NR	4,012,840
	Forest Grove, Oregon Student
	Housing (Oak Tree Foundation)
5,715,000	5.500%, 03/01/37	NR/NR/NR*	5,927,541

15 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Oregon State Facilities Authority
	(Lewis & Clark College Project)
$1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	$1,181,650
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,472,350
	Oregon State Facilities Authority
	(Linfield College Project)
2,830,000	5.000%, 10/01/20 Series A 2005	Baa1/NR/NR	2,885,411
2,115,000	5.000%, 10/01/25 Series A 2005	Baa1/NR/NR	2,160,324
1,220,000	5.000%, 10/01/31 Series A 2010	Baa1/NR/NR	1,361,069
	Oregon State Facilities Authority
	Revenue Refunding (Reed College
	Project)
1,500,000	5.000%, 07/01/29 Series A	Aa2/AA-/NR	1,727,790
	Oregon State Facilities Authority
	(University of Portland)
3,000,000	5.000%, 04/01/32	NR/BBB+/NR	3,170,610
	Oregon State Facilities Authority
	(Willamette University)
1,000,000	4.000%, 10/01/24	NR/A/NR	1,091,630
2,500,000	5.000%, 10/01/32	NR/A/NR	2,714,075
	Portland, Oregon Economic
	Development (Broadway Project)
5,000,000	6.500%, 04/01/35	A1/A/NR	5,738,900
	Total Higher Education		35,444,190

	Hospital (10.1%)
	Deschutes County, Oregon Hospital
	Facilities Authority (Cascade Health)
3,500,000	8.000%, 01/01/28	A2/NR/NR	4,297,930
3,250,000	5.375%, 01/01/35 AMBAC Insured	A2/NR/NR	3,535,025
	Medford, Oregon Hospital Facilities
	Authority Revenue Refunding,
	Asante Health Systems
9,000,000	5.500%, 08/15/28 AGMC Insured	NR/AA/NR	10,406,610
	Oregon Health Sciences University
11,550,000	zero coupon, 07/01/21 NPFG Insured	A1/AA-/A+	9,434,618
2,000,000	5.000%, 07/01/23 Series A	A1/A+/A+	2,396,740
4,500,000	5.750%, 07/01/39 Series A	A1/A+/A+	5,265,270

16 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Oregon State Facilities Authority
	Revenue Refunding, Legacy Health
	Systems
$2,000,000	4.250%, 03/15/17	A1/AA-/NR	$2,136,680
3,000,000	4.500%, 03/15/18	A1/AA-/NR	3,298,020
1,000,000	4.750%, 03/15/24	A1/AA-/NR	1,130,490
1,000,000	5.000%, 03/15/30	A1/AA-/NR	1,128,630
	Oregon State Facilities Authority
	Revenue Refunding, Samaritan
	Health Services
1,500,000	4.375%, 10/01/20	NR/BBB+/NR	1,677,045
2,000,000	4.500%, 10/01/21	NR/BBB+/NR	2,234,640
1,520,000	5.000%, 10/01/23	NR/BBB+/NR	1,715,624
1,795,000	4.875%, 10/01/25	NR/BBB+/NR	1,985,396
2,000,000	5.000%, 10/01/30	NR/BBB+/NR	2,171,680
	Salem, Oregon Hospital Facility
	Authority (Salem Hospital)
2,000,000	5.750%, 08/15/23	NR/A/A	2,285,800
1,075,000	5.000%, 08/15/27 Series A	NR/A/A	1,135,630
	Total Hospital		56,235,828

	Housing (0.8%)
	Clackamas County, Oregon Housing
	Authority Multifamily Housing
	Revenue (Easton Ridge Apartments
	Project)
1,310,000	4.000%, 09/01/27 Series A	Aa3/NR/NR	1,370,050
	Portland, Oregon Urban Renewal and
	Redevelopment, Interstate Corridor
1,390,000	5.000%, 06/15/27 Series B	A1/NR/NR	1,565,418
	State of Oregon Housing and
	Community Services
690,000	4.650%, 07/01/25	Aa2/NR/NR	692,739
670,000	5.350%, 07/01/30	Aa2/NR/NR	699,627
	Total Housing		4,327,834

	Lottery (4.3%)
	Oregon State Department of
	Administration Services
	(Lottery Revenue)
1,015,000	5.250%, 04/01/26 Series A	Aa2/AAA/NR	1,211,230

17 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lottery (continued)
	Oregon State Department of
	Administration Services
	(Lottery Revenue) (continued)
$1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	$2,075,407
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,806,480
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,231,950
3,000,000	5.000%, 04/01/26 Series C	Aa2/AAA/NR	3,734,730
3,000,000	5.000%, 04/01/27 AGMC Insured
	(pre-refunded)	Aa2/AAA/A+	3,257,730
6,285,000	5.250%, 04/01/26 (pre-refunded)	NR/NR/NR*	7,631,310
2,500,000	5.000%, 04/01/29 (pre-refunded)	Aa2/AAA/NR	2,866,575
	Total Lottery		23,815,412

	Transportation (6.2%)
	Jackson County, Oregon Airport
	Revenue
750,000	5.250%, 12/01/32 Syncora
	Guarantee, Inc. Insured	Baa1/NR/NR	812,032
	Oregon State Department
	Transportation Highway User Tax,
	Senior Lien
1,865,000	5.000%, 11/15/23 Series A
	(pre-refunded)	Aa1/AAA/NR	2,151,240
3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	4,413,962
2,425,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	2,951,856
2,000,000	4.625%, 11/15/25 Series A
	(pre-refunded)	Aa1/AAA/NR	2,276,900
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,290,120
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,226,580
3,540,000	4.625%, 11/15/26 Series A
	(pre-refunded)	Aa1/AAA/NR	3,786,738
3,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	3,643,230
2,155,000	5.000%, 11/15/28 Series A
	(pre-refunded)	Aa1/AAA/NR	2,318,220
	Tri-County Metropolitan
	Transportation District, Oregon
	Capital Grant Receipt
1,685,000	5.000%, 10/01/24 Series A	A3/A/NR	1,963,531
3,480,000	5.000%, 10/01/26 Series A	A3/A/NR	4,043,830
3,000,000	5.000%, 10/01/27 Series A	A3/A/NR	3,470,370
	Total Transportation		34,348,609

18 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (12.4%)
	Ashland, Oregon Refunding
$1,025,000	4.000%, 05/01/17 AGMC Insured	NR/AA/NR	$1,088,509
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA-/NR	1,125,370
	Klamath Falls, Oregon Water
890,000	5.500%, 07/01/16 AGMC Insured	A2/AA/NR	920,447
	Lane County, Oregon Metropolitan
	Wastewater
2,500,000	5.250%, 11/01/28	Aa2/AA/NR	2,853,525
	Madras, Oregon
725,000	4.500%, 02/15/27	Baa1/NR/NR	787,379
	Portland, Oregon Sewer System,
	Second Lien
3,005,000	5.000%, 03/01/28 Series A	Aa3/AA-/NR	3,458,064
2,000,000	5.000%, 10/01/25 Series B	Aa3/AA-/NR	2,458,220
	Portland Oregon Sewer System
	Revenue Refunding Second Lien
5,000,000	5.000%, 06/15/33 Series B	Aa3/AA-/NR	5,529,800
	Portland, Oregon Sewer System
4,595,000	5.000%, 06/01/17 AGMC Insured	Aa2/AA/NR	4,629,876
4,410,000	5.000%, 06/15/25 NPFG Insured	Aa3/AA-/NR	4,644,921
4,630,000	5.000%, 06/15/26 NPFG Insured	Aa3/AA-/NR	4,872,056
1,610,000	5.000%, 06/15/27 NPFG Insured	Aa3/AA-/NR	1,692,963
	Portland, Oregon Water System
	(First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aaa/NR/NR	3,934,851
	Portland, Oregon Water System
	Revenue Refunding (Sr. Lien)
1,275,000	4.000%, 05/01/25 Series A	Aaa/NR/NR	1,382,763
	Portland, Oregon Water System
	Revenue Refunding (Jr. Lien)
2,000,000	5.000%, 10/01/23	Aa1/NR/NR	2,472,880
	Prineville, Oregon Refunding
1,255,000	4.400%, 06/01/29 AGMC Insured	NR/AA/NR	1,373,070
	Salem, Oregon Water & Sewer
1,000,000	5.375%, 06/01/15 AGMC Insured
	ETM	Aa3/AA/NR	1,008,380
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,081,310

19 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value
	Water and Sewer (continued)
	Sunrise Water Authority, Oregon
$1,000,000	5.000%, 09/01/25 Syncora
	Guarantee, Inc. (pre-refunded)	NR/NR/NR*	$1,019,630
	Tigard, Oregon Water System
	Revenue Refunding
2,025,000	4.000%, 08/01/21	A1/AA-/NR	2,299,347
2,565,000	5.000%, 08/01/24	A1/AA-/NR	3,058,096
	Washington County, Oregon Clean
	Water Services
2,235,000	5.250%, 10/01/15 NPFG Insured	Aa2/AA+/NR	2,290,584
4,000,000	5.000%, 10/01/28	Aa2/AA+/NR	4,610,040
	Washington County, Oregon Clean
	Water Services Sewer Revenue
	Senior Lien
1,010,000	4.000%, 10/01/22 Series B	Aa2/AA+/NR	1,140,330
1,500,000	4.000%, 10/01/23 Series B	Aa2/AA+/NR	1,684,770
2,850,000	4.000%, 10/01/26 Series B	Aa2/AA+/NR	3,138,933
2,745,000	4.000%, 10/01/28 Series B	Aa2/AA+/NR	2,959,659
	Woodburn, Oregon Wastewater
	Revenue Refunding
1,090,000	5.000%, 03/01/21 Series A	A2/NR/NR	1,279,398
	Total Water and Sewer		68,795,171
	Total Revenue Bonds		260,100,367
	Total Investments (cost $505,922,669 -
	note 4)	97.9%	543,439,353
	Other assets less liabilities	2.1	11,656,918
	Net Assets	100.0%	$555,096,271

Portfolio Distribution by Quality Rating (unaudited)	Portfolio†
Aaa of Moody’s or AAA of S&P	7.0%
Pre-refunded bonds †† / ETM bonds	19.7
Aa of Moody’s, AA of S&P or Fitch	55.7
A of Moody’s, S&P or Fitch	10.9
Baa of Moody’s or BBB of S&P	5.1
Not Rated*	1.6
100.0%

20 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2015

PORTFOLIO ABBREVIATIONS:

AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
MAC - Municipal Assurance Corp.
NPFG - National Public Finance Guarantee
NR - Not Rated

*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSROs.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

21 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENT OF ASSETS AND LIABILITIES
YEAR MARCH 31, 2015

ASSETS
Investments at value (cost $505,922,669)	$543,439,353
Cash	6,250,842
Interest receivable	7,273,320
Receivable for Trust shares sold	3,600,650
Other assets	61,036
Total assets	560,625,201
LIABILITIES
Payable for investment secutities purchased	3,637,650
Payable for Trust shares redeemed	1,246,503
Dividends payable	253,962
Management fees payable	183,337
Distribution and service fees payable	17,447
Accrued expenses payable	190,031
Total liabilities	5,528,930
NET ASSETS	$555,096,271

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par
value $0.01 per share	$491,009
Additional paid-in capital	518,305,738
Net unrealized appreciation on investments (note 4)	37,516,684
Undistributed net investment income	284,670
Accumulated net realized loss on investments	(1,501,830)
	$555,096,271

CLASS A
Net Assets	$397,571,615
Capital shares outstanding	35,158,637
Net asset value and redemption price per share	$11.31
Maximum offering price per share (100/96 of $11.31)	$11.78

CLASS C
Net Assets	$31,733,928
Capital shares outstanding	2,808,949
Net asset value and offering price per share	$11.30
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$11.30	*

CLASS Y
Net Assets	$125,790,728
Capital shares outstanding	11,133,326
Net asset value, offering and redemption price per share	$11.30

See accompanying notes to financial statements.

22 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2015

Investment Income:

Interest income		$19,447,909

Expenses:

Management fees (note 3)	$2,104,221
Distribution and service fees (note 3)	897,455
Transfer and shareholder servicing agent fees	274,915
Trustees’ fees and expenses (note 7)	272,591
Legal fees	230,358
Shareholders’ reports and proxy statements	58,318
Custodian fees (note 6)	39,224
Registration fees and dues	29,010
Insurance	27,597
Auditing and tax fees	24,100
Chief compliance officer services (note 3)	5,526
Miscellaneous	38,612
Total expenses	4,001,927

Management fees waived (note 3)	(25,209)
Net expenses		3,976,718
Net investment income		15,471,191

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	4,669
Change in unrealized appreciation on
investments	13,801,042

Net realized and unrealized gain (loss) on
investments		13,805,711
Net change in net assets resulting from
operations		$29,276,902

See accompanying notes to financial statements.

23 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$15,471,191	$16,198,084
Net realized gain (loss) from
securities transactions	4,669	(1,517,458)
Change in unrealized appreciation
on investments	13,801,042	(16,585,351)
Change in net assets resulting
from operations	29,276,902	(1,904,725)

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(11,585,542)	(12,574,164)
Net realized gain on investments	—	(63,120)

Class C Shares:
Net investment income	(653,085)	(759,452)
Net realized gain on investments	—	(4,918)

Class Y Shares:
Net investment income	(3,206,181)	(2,838,065)
Net realized gain on investments	—	(13,788)
Change in net assets from
distributions	(15,444,808)	(16,253,507)

CAPITAL SHARE TRANSACTIONS (note 8):
Proceeds from shares sold	94,327,570	65,348,210
Reinvested dividends and
distributions	11,701,028	11,472,370
Cost of shares redeemed	(65,803,582)	(110,577,693)
Change in net assets from
capital share transactions	40,225,016	(33,757,113)

Change in net assets	54, 057, 110	(51,915,345)

NET ASSETS:
Beginning of period	501,039,161	552,954,506
End of period*	$555,096,271	$501,039,161
* Includes undistributed net investment income of:	$284,670	$267,969

See accompanying notes to financial statements.

24 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

1. Organization

     Aquila Tax-Free Trust of Oregon (the “Trust”) (from inception until the close of business on October 11, 2013, the Trust operated under the name Tax-Free Trust of Oregon) is the sole portfolio of The Cascades Trust. The Cascades Trust (the “Business Trust”) is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)
Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

25 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2015:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$–
Level 2 – Other Significant Observable
Inputs – Municipal Bonds*	543,439,353
Level 3 – Significant Unobservable Inputs	–
Total	$543,439,353

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2012–2014) or expected to be taken in the Fund’s 2015 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

26 | Aquila Tax-Free Trust of Oregon

     AQUILA TAX-FREE TRUST OF OREGON
 NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2015, the Trust decreased undistributed net investment income by $9,682, and decreased accumulated net realized loss on investments by $9,682 due primarily to differing book/tax treatment of distributions and bond amortization. These reclassifications had no effect on net assets or net asset value per share.

i)
The Trust is an investment company and accordingly follows the investment company accounting and reporting of the Financial Accounting StandardsBoard (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-today portfolio management. The Manager’s services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Trust. Beginning on January 1, 2011, the Manager determined to contractually waive its fees to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Trust up to $400 million; 0.38% of the Trust’s net assets above that amount to $1 billion and 0.36% of the Trust’s net assets above $1 billion. For the year ended March 31, 2015, the Trust incurred management fees of $2,104,221, of which $25,209 was waived.

     Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.18% of net assets of the Trust up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billlion.

27 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2015, distribution fees on Class A Shares amounted to $587,659 of which the Distributor retained $25,618.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $232,347. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2015, amounted to $77,449. The total of these payments made with respect to Class C Shares amounted to $309,796 of which the Distributor retained $68,996.

     Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Trust’s shares are sold primarily through the facilities of these intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2015, total commissions on sales of Class A Shares amounted to $844,468 of which the Distributor received $153,544.

28 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

4. Purchases and Sales of Securities

     During the year ended March 31, 2015, purchases of securities and proceeds from the sales of securities aggregated $70,214,315 and $26,011,086, respectively.

     At March 31, 2015, the aggregate tax cost for all securities was $505,638,000. At March 31, 2015, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $38,035,947 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $234,593 for a net unrealized appreciation of $37,801,354.

5. Portfolio Orientation

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations.

6. Expenses

     The Trust has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset, if any, and the net expenses.

7. Trustees’ Fees and Expenses

     At March 31, 2015 there were 7 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2015 was $221,017. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2015, such meeting-related expenses amounted to $51,574.

29 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

8. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	3,456,414	$38,773,580	3,085,939	$34,167,503
Reinvested dividends and
distributions	798,466	8,966,700	829,319	9,103,989
Cost of shares redeemed	(4,077,685)	(45,715,257)	(6,290,512)	(69,045,695)
Net change	177,195	2,025,023	(2,375,254)	(25,774,203)
Class C Shares:
Proceeds from shares sold	649,502	7,275,396	389,545	4,300,694
Reinvested dividends and
distributions	50,556	567,230	56,768	622,798
Cost of shares redeemed	(543,188)	(6,096,690)	(1,239,170)	(13,627,075)
Net change	156,870	1,745,936	(792,857)	(8,703,583)
Class Y Shares:
Proceeds from shares sold	4,301,147	48,278,594	2,441,170	26,880,013
Reinvested dividends and
distributions	192,875	2,167,098	158,894	1,745,583
Cost of shares redeemed	(1,248,371)	(13,991,635)	(2,546,137)	(27,904,923)
Net change	3,245,651	36,454,057	53,927	720,673
Total transactions in Fund
shares	3,579,716	$40,225,016	(3,114,184)	$(33,757,113)

30 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2015

9. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2015, the Trust had capital loss carry forwards of $1,416,005 of which $1,165,296 is short-term and $250,709 is long-term with no expiration date.

As of March 31, 2015, the Trust had October capital loss deferrals of $85,825 which will be recognized in the following year.

The tax character of distributions was as follows:

	Year	Year
	Ended	Ended
	March 31, 2015	March 31, 2014
Net tax-exempt income	$15,444,808	$16,171,681
Ordinary income	–	–
Capital gain	–	81,826
	$15,444,808	$16,253,507

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$37,801,354
Undistributed tax-exempt income	253,962
Accumulated net loss on investments	(1,416,005)
Other temporary differences	(339,787)
$36,299,524

The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid and the tax treatment of discount amortization.

31 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Year	Six Months		Year Ended September 30,
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$11.01	$11.37	$11.53		$11.12	$11.18	$11.05
Income (loss) from investment operations:
Net investment income(1)	0.33	0.35	0.18		0.37	0.38	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.30	(0.36)	(0.11)		0.41	(0.06)	0.13
Total from investment operations	0.63	(0.01)	0.07		0.78	0.32	0.53
Less distributions (note 10):
Dividends from net investment income	(0.33)	(0.35)	(0.18)		(0.37)	(0.38)	(0.40)
Distributions from capital gains	–	– (4)	(0.05)		–	–	–
Total distributions	(0.33)	(0.35)	(0.23)		(0.37)	(0.38)	(0.40)
Net asset value, end of period	$11.31	$11.01	$11.37		$11.53	$11.12	$11.18
Total return(not reflecting sales charge)	5.80%	(0.04)%	0.54	%(2)	7.14%	3.05%	4.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$398	$385	$425		$419	$380	$400
Ratio of expenses to average net assets	0.74%	0.73%	0.71	%(3)	0.74%	0.76%	0.72%
Ratio of net investment income to
average net assets	2.96%	3.16%	3.08	%(3)	3.29%	3.55%	3.65%
Portfolio turnover rate	5%	5%	3	%(2)	8%	15%	9%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.74%	0.74%	0.72	%(3)	0.75%	0.76%	–
Ratio of net investment income to
average net assets	2.96%	3.16%	3.07	%(3)	3.28%	3.55%	–

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.74%	0.73%	0.71	%(3)	0.74%	0.76%	0.72%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.
†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.
Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

32 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year	Year	Six Months		Year Ended September 30,
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$11.00	$11.36	$11.52		$11.11	$11.17	$11.04
Income (loss) from investment operations:
Net investment income(1)	0.24	0.25	0.13		0.27	0.29	0.30
Net gain (loss) on securities (both
realized and unrealized)	0.30	(0.36)	(0.11)		0.42	(0.06)	0.14
Total from investment operations	0.54	(0.11)	0.02		0.69	0.23	0.44
Less distributions (note 10):
Dividends from net investment income	(0.24)	(0.25)	(0.13)		(0.28)	(0.29)	(0.31)
Distributions from capital gains	–	– (4)	(0.05)		–	–	–
Total distributions	(0.24)	(0.25)	(0.18)		(0.28)	(0.29)	(0.31)
Net asset value, end of period	$11.30	$11.00	$11.36		$11.52	$11.11	$11.17
Total return(not reflecting CDSC)	4.91%	(0.89)%	0.11	%(2)	6.24%	2.18%	4.07%
Ratios/supplemental data
Net assets, end of period (in millions)	$32	$29	$39		$38	$27	$29
Ratio of expenses to average net assets	1.58%	1.58%	1.56	%(3)	1.59%	1.61%	1.57%
Ratio of net investment income to
average net assets	2.11%	2.31%	2.23	%(3)	2.42%	2.70%	2.78%
Portfolio turnover rate	5%	5%	3	%(2)	8%	15%	9%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	1.59%	1.59%	1.57	%(3)	1.59%	1.61%	–
Ratio of net investment income to
average net assets	2.10%	2.31%	2.22	%(3)	2.42%	2.70%	–

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.58%	1.58%	1.56	%(3)	1.59%	1.61%	1.57%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.
†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.
Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Year	Six Months		Year Ended September 30,
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$11.00	$11.36	$11.52		$11.11	$11.18	$11.04
Income (loss) from investment operations:
Net investment income(1)	0.35	0.36	0.18		0.39	0.40	0.42
Net gain (loss) on securities (both
realized and unrealized)	0.30	(0.36)	(0.11)		0.41	(0.07)	0.14
Total from investment operations	0.65	–	0.07		0.80	0.33	0.56
Less distributions (note 10):
Dividends from net investment income	(0.35)	(0.36)	(0.18)		(0.39)	(0.40)	(0.42)
Distributions from capital gains	–	– (4)	(0.05)		–	–	–
Total distributions	(0.35)	(0.36)	(0.23)		(0.39)	(0.40)	(0.42)
Net asset value, end of period	$11.30	$11.00	$11.36		$11.52	$11.11	$11.18
Total return	5.97%	0.11%	0.61	%(2)	7.30%	3.11%	5.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$126	$87	$89		$84	$71	$95
Ratio of expenses to average net assets	0.58%	0.58%	0.56	%(3)	0.59%	0.61%	0.57%
Ratio of net investment income to
average net assets	3.10%	3.31%	3.23	%(3)	3.44%	3.70%	3.80%
Portfolio turnover rate	5%	5%	3	%(2)	8%	15%	9%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.59%	0.59%	0.57	%(3)	0.60%	0.61%	–
Ratio of net investment income to
average net assets	3.10%	3.31%	3.22	%(3)	3.43%	3.70%	–

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.58%	0.58%	0.56	%(3)	0.59%	0.61%	0.57%

________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.
†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.
Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

34 | Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group for various periods since 2006; Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None

35 | Aquila Tax-Free Trust of Oregon

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee since 2002	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University since 2014; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Edmund P. Jensen Portland, OR (1937)	Trustee since 2003	President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company; Lewis and Clark College, Portland, OR

John W. Mitchell Lake Oswego, OR (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor’s Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor’s Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.

Ralph R. Shaw Portland, OR (1938)	Trustee since 2000	President, Shaw Management Company, an investment counseling firm, 1980-present; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; and Shaw Venture Partners III, 1994-2005.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company, Rentrak Corporation; formerly director, Schnitzer Steel Industries, Inc., Telestream, Inc., One-to-One Interactive, Optimum Energy Co.

36 | Aquila Tax-Free Trust of Oregon

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Nancy Wilgenbusch Marylhurst, OR (1947)	Trustee since 2002	President Emerita since 2008 and President 1984-2008, Marylhurst University; member, former Chair, Portland Branch of the Federal Reserve Bank of San Francisco; active board member of a number of civic organizations.	1	West Coast Bank; Cascade Corporation, a leading international manufacturer of lift truck attachments
________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Trustees Emeritus(3)

Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Aquila Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust), 1989-2001; Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston; trustee of various cultural, educational and civic organizations.

37 | Aquila Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Trustees Emeritus(3)

Patricia L. Moss Bend, OR (1953)	Trustee Emerita since 2005
Vice Chair since 2012, President and Chief Executive Officer 1998-2012, Cascade Bancorp and Bank of the Cascades; Director, Cascade Bancorp; Director, MDU Resources; Trustee, Aquila Tax-Free Trust of Oregon, 2002-2005; active in community and educational organizations.

Officers(4)

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

38 | Aquila Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________
(1) The mailing address of each officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) A Trustee Emeritus may attend Board meetings but has no voting power.

39 | Aquila Tax-Free Trust of Oregon

Analysis of Expenses (unaudited)

     As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other Trust expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2015

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.45%	$1,000.00	$1,024.50	$3.68
Class C	2.02%	$1,000.00	$1,020.20	$7.96
Class Y	2.53%	$1,000.00	$1,025.30	$2.93

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.73%, 1.58% and 0.58% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

40 | Aquila Tax-Free Trust of Oregon

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2015

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.29	$3.68
Class C	5.00%	$1,000.00	$1,017.05	$7.95
Class Y	5.00%	$1,000.00	$1,022.04	$2.92

(1)
Expenses are equal to the annualized expense ratio of 0.73%, 1.58% and 0.58% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period)

41 | Aquila Tax-Free Trust of Oregon

Shareholder Meeting Results (unaudited)

     The Annual Meeting of Shareholders of Aquila Tax-Free Trust of Oregon (the “Trust”) was held on April 8, 2015. The holders of shares representing 99% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes are presented below).

1. To elect Trustees.

	Dollar Amount of Votes:
Trustee	For	Withheld
Gary C. Cornia	$535,944,295	$4,324,254
James A. Gardner	$511,630,199	$28,638,350
Diana P. Herrmann	$537,207,635	$3,060,914
Edmund P. Jensen	$536,232,890	$4,035,659
John W. Mitchell	$534,722,362	$5,546,187
Ralph R. Shaw	$534,390,853	$5,877,696
Nancy Wilgenbusch	$537,000,551	$3,267,998

2. To ratify the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm.

Dollar Amount of Votes:
For	Against	Abstain
$526,302,469	$478,710	$13,487,280

42 | Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. The Trust may also disclose other portfolio holdings as of a specified date (currently the Trust discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www. aquilafunds.com or call us at 1-800-437-1020.

     The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2014, the Trust did not hold any portfolio securities for which the Trust was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2015, $15,444,808 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 100% of total dividends paid during the fiscal year ended March 31, 2015, were exempt-interest dividends.

     Prior to February 15, 2016, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2015 calendar year.

43 | Aquila Tax-Free Trust of Oregon

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Trust of Oregon

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

44 | Aquila Tax-Free Trust of Oregon

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
 2 Centerpointe Drive, Suite 500
Lake Oswego, Oregon 97035

Board of Trustees
     James A. Gardner, Chair
Diana P. Herrmann, Vice Chair
Gary C. Cornia
Edmund P. Jensen
 John W. Mitchell
 Ralph R. Shaw
Nancy Wilgenbusch

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
 Marie E. Aro, Senior Vice President
 Paul G. O’Brien, Senior Vice President
 Christine L. Neimeth, Vice President
 Randall S. Fillmore, Chief Compliance Officer
 Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
 Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
 1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of March 31, 2015 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of  Ethics that applies to the Trust's principal executive officer(s)  and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's board of trustees has determined that Mr. Edmund P. Jensen, a member of its audit committee, is an audit committee financial expert.  Mr. Jensen is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $19,300 in 2014 and $20,600 in 2015.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,400 and $3,500 in 2014 and 2015, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and  procedures (as defined in Rule 30a-2(c) under the Investment Company
Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required  disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act  of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of
1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CASCADES TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President June 9, 2015

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President June 9, 2015

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer June 9, 2015

THE CASCADES TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act  of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.